Exhibit 99.2

1 INVESTOR CALL 3Q 2021 October 20, 2021, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1-844-200-6205 Access Code: 289025 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

DISCLOSURES Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding the effects of the COVID-19 pandemic on SmartFinancial’s business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward- looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk of litigation and reputational risk associated with historic acquisition activity;(2) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize;(3) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships;(4) our ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank;(5) risks related to the acquisition of Sevier County Bancshares (“SCB”);(6) the risk that the anticipated benefits from the acquisition of SCB may not be realized in the time frame anticipated;(7) changes in management’s plans for the future;(8) prevailing, or changes in, economic or political conditions, particularly in our market areas;(9) credit risk associated with our lending activities;(10) changes in interest rates, loan demand, real estate values, or competition;(11) changes in accounting principles, policies, or guidelines; (12) changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to, COVID-19;(13) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic;(14) the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations;(15) potential increases in the provision for loan losses resulting from the COVID- 19 pandemic; and (16) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward- looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Statements included in this presentation include Non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures, including:(i) operating earnings, (ii) operating return on average assets, (iii) operating return on average shareholder equity, (iv) return on average tangible common equity, (v) operating return on average tangible common equity, (vi) operating efficiency ratio;(vii) tangible common equity;(viii) average tangible common equity;(ix) tangible book value;(x) operating pre-tax pre-provision earnings;(xi) operating noninterest income;(xii) operating noninterest expense;(xiii) tangible assets; and ratios derived therefrom, in its analysis of the company's performance. Operating earnings excludes the following from net income: securities gains and losses, proceeds related to the termination of an Alabama Department of Economic and Community Affairs (“ADECA”) loan program, merger related and restructuring expenses, and the income tax effect of adjustments. Operating return on average assets is the annualized operating earnings (Non-GAAP) divided by average assets. Operating return on average shareholder equity is the annualized operating earnings (Non-GAAP) divided by average equity. Return on average tangible common equity is the annualized net income divided by average tangible common equity (Non-GAAP). Operating return on average tangible common equity is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). The operating efficiency ratio includes an adjustment for taxable equivalent yields and excludes securities gains and losses and merger related and restructuring expenses from the efficiency ratio. Tangible common equity and average tangible common equity excludes goodwill and other intangible assets from shareholders’ equity and average shareholders’ equity. Tangible book value excludes goodwill and other intangible assets less shareholders’ equity divided by common shares outstanding. Operating pre-tax pre-provision earnings is net interest income plus operating noninterest income (Non-GAAP) less operating noninterest expense (Non-GAAP). Operating noninterest income excludes the following from noninterest income: securities gains and losses, proceeds related to the termination of the ADECA loan program. Operating noninterest expense excludes the following from noninterest expense: prior year adjustments to salaries, merger related and restructuring expenses and certain franchise tax true-up expenses. Tangible assets excludes goodwill and other intangibles from total assets. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management believes these non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. 2

QUARTERLY HIGHLIGHTS: *THIRD QUARTER 2021*

SmartFinancial

$0.63
DILUTED OPERATING EPS[1]

$4.4
BILLION IN TOTAL ASSETS

7%
QOQ[2] ANNUALIZED TANG. BOOK VALUE PER SHARE GROWTH[1]

9%
QOQ ANNUALIZED ORGANIC LOAN[3] GROWTH[4]

1.00%
OPERATING RETURN ON AVERAGE ASSETS[1]

29%
QOQ ANNUALIZED ORGANIC DEPOSIT GROWTH[4]

13.3%
OPERATING RETURN AVERAGE TANG. COMMON EQUITY[1]

70%
LOAN / DEPOSIT RATIO

62%
OPERATING EFFICIENCY RATIO[1]

0.14%
NON-PERFORMING ASSETS / ASSETS

EARNINGS PER SHARE


$0.42
$0.44
$0.58
$0.60
$0.61
$0.63
3Q20
2Q21
3Q21
GAAP EPS
OPERATING EPS

BOOK VALUE PER SHARE


$22.96
$17.27
$24.71
$18.69
$25.28
$19.03
3Q20
2Q21
3Q21
BOOK VALUE
TANGIBLE BOOK VALUE

RETURN ON AVERAGE ASSETS


0.76%
0.79%
0.98%
1.01%
0.97%
1.00%
3Q20
2Q21
3Q21
GAAP ROAA
OPERATING ROAA

RETURN ON AVERAGE TANGIBLE COMMON EQUITY


9.7%
10.1%
12.5%
12.9%
12.8%
13.3%
3Q20
2Q21
3Q21
GAAP ROATCE
OPERATING ROATCE

Financial data as of or for the three months ended 9/30/21
1) *For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix*
2) *QoQ: Quarter-over-Quarter*
3) *"Loans" for purposes of this presentation includes all SmartFinancial loans and leases*
4) *Organic loan growth excludes PPP loans and impact from SCB acquisition and Richmond, VA loan sale; organic deposit growth excludes impact of SCB acquisition*

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SMARTFINANCIAL: *EXPANDING SOUTHEAST FRANCHISE*

SmartFinancial

$4.4
BILLION IN TOTAL ASSETS

$2.7
BILLION IN TOTAL LOANS

$3.8
BILLION IN TOTAL DEPOSITS

40
TOTAL BRANCHES[1]


NASHVILLE
KNOXVILLE
HUNTSVILLE
CHATTANOOGA
BIRMINGHAM
TUSCALOOSA
AUBURN
MONTGOMERY
DOTHAN
MOBILE
PENSACOLA
TALLAHASSEE
LEGACY SMARTBANK BRANCH OFFICES
NEW SMARTBANK BRANCH OFFICES
LOAN PRODUCTION OFFICE
PLANNED FUTURE EXPANSION

Act with integrity **B**e enthusiastic **C**reate positivity **D**emonstrate accountability **E**mbrace change

We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank's success.

We will achieve our desired position to be the Southeast's next great community bank by:

- CREATING "WOW" EXPERIENCES
- EXHIBITING OVER-THE-TOP ENTHUSIASM AND POSITIVITY
- DELIVERING EXCEPTIONAL, PROFESSIONAL & KNOWLEDGEABLE SERVICE

Proud to be Voted a Top Workplace 5 years in a row!


TOP WORK PLACES 2017
TOP WORK PLACES 2018
TOP WORK PLACES 2019
TOP WORK PLACES 2020
TOP WORK PLACES 2021

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Balance sheet and branch count represent 9/30/21 balances; 1) assumes closing of five SCB branches including the SCB Richmond, VA branch, opening of Auburn, Dothan, Mobile and Montgomery, AL locations and consolidation of two Murfreesboro, TN locations

Market Area: *Targeting Industry Rich Growth Markets*

SmartFinancial

SmartBank is focused on building muscle in its expanding, fast growing Southeast market areas

Expanding Markets vs. Legacy Markets[1]

127% Larger Deposit Base	14% Higher Median Household Income	0.5% Faster Projected Population Growth
51% Larger Population Base	2.4% Faster Household Income Growth	19% Of Total Revenue Producing Associates[2]

Legacy Market Area

Core Tennessee[3]

Total Deposits in Market	*$41.3 Billion*
Current Population (2021)	*1,549,636*
Proj. Pop. Growth ('21-'26)	*4.0%*
Proj. HH Inc. Growth ('21-'26)	*9.7%*

East Middle Tennessee[4]

Total Deposits in Market	*$9.9 Billion*
Current Population (2021)	*429,125*
Proj. Pop. Growth ('21-'26)	*4.2%*
Proj. HH Inc. Growth ('21-'26)	*9.3%*

Legacy Alabama[5]

Total Deposits in Market	*$34.7 Billion*
Current Population (2021)	*1,417,711*
Proj. Pop. Growth ('21-'26)	*3.0%*
Proj. HH Inc. Growth ('21-'26)	*6.2%*

Expanding Market Area

Central Tennessee / Nashville[6]

Total Deposits in Market	*$89.2 Billion*
Current Population (2021)	*1,980,990*
Proj. Pop. Growth ('21-'26)	*5.9%*
Proj. HH Inc. Growth ('21-'26)	*11.4%*

Alabama Expansion[7]

Total Deposits in Market	*$73.5 Billion*
Current Population (2021)	*1,784,492*
Proj. Pop. Growth ('21-'26)	*1.5%*
Proj. HH Inc. Growth ('21-'26)	*10.1%*

Florida Panhandle[8]

Total Deposits in Market	*$32.7 Billion*
Current Population (2021)	*1,368,618*
Proj. Pop. Growth ('21-'26)	*5.0%*
Proj. HH Inc. Growth ('21-'26)	*10.0%*

1) Percentages based on combined Legacy Market Area vs. Expanding Market Area; 2) Business generating associates in Expanding Market Area as a percent of total SmartBank revenue producing associates adjusted for impact of SCB; 3) Core Tennessee includes Chattanooga, TN, Knoxville, TN and Sevierville, TN MSAs; 4) East Middle Tennessee includes Cleveland, TN, Crossville, TN, Cookeville, TN, Fentress, TN and Tullahoma, TN MSAs; 5) Legacy Alabama includes Clarke, AL, Fairhope, AL, Huntsville, AL, Mobile, AL and Tuscaloosa, AL MSAs; 6) Central Tennessee / Nashville includes the Nashville, TN MSA 7) Alabama Expansion includes Auburn, AL, Birmingham, AL, Dothan, AL and Montgomery, AL MSAs; 8) Florida Panhandle includes Fort Walton/Destin, FL, Panama City, FL, Pensacola, FL and Tallahassee, FL MSAs

Source: S&P Market Intelligence; Weighted Averages for each market area based on population

5

2021 ACHIEVEMENTS: *A ROBUST YEAR OF PROGRESS*

SmartFinancial

ACQUISITION OF SEVIER COUNTY BANCSHARES:

>34% MARKET SHARE IN SEVIER COUNTY, TN[1]

>65% TOTAL NONINTEREST EXPENSE SAVINGS

$219 MILLION IN LOANS[2]

$436 MILLION IN DEPOSITS

SCB SEVIER COUNTY BANK

ACQUISITION OF FOUNTAIN EQUIPMENT FINANCE:

6 BUSINESS DEVELOPMENT TEAM MEMBERS

>$1.8 MILLION IN PROJECTED 2022 NET INCOME

1 NEW LENDING LINE OF BUSINESS

$53 MILLION IN LEASES

FOUNTAIN EQUIPMENT FINANCE

EXPANDING MARKET AREA[3] LIFT-OUTS:

17 SEASONED BANKERS

- 4 *SENIOR BANKING MANAGERS*
- 10 *COMMERCIAL RELATIONSHIP MANAGERS*
- 2 *PRIVATE BANKERS*
- 1 *TREASURY MANAGEMENT OFFICER*

200+ YEARS LARGE REGIONAL BANK EXPERIENCE

3 NEW BRANCHES IN AUBURN, DOTHAN AND MONTGOMERY, ALABAMA

16% OF TOTAL REVENUE PRODUCING ASSOCIATES[4]

FLOOR PLAN LENDING UNIT LIFT-OUT:

1 OPERATIONS MANAGER

3 SEASONED BUSINESS LINE ANALYSTS

61+ YEARS COMBINED FLOOR PLAN LENDING EXPERIENCE

131 DEALER RELATIONSHIPS PREVIOUSLY MANAGED[5]

$2.0 BILLION IN COMMITMENTS PREVIOUSLY MANAGED[5]

1) SmartBank and SCB Bank combined market share in Sevier County, TN; S&P Market Intelligence; 2) SCB loan total net of Richmond, VA loan sale as of closing date; 3) See page 5 for definition of Expanding Market Area; 4) Business generating associates as a percent of total SmartBank revenue producing associates adjusted for impact of SCB; 5) Relationship management stats at previous place of employment immediately prior to joining SmartBank

6

$1,319 $1,775 $1,897 $2,382 $2,487 $2,468 $2,653 5.31% 5.72% 5.49% 4.72% 4.67% 4.52% 4.95% 3. 00% 4. 00% 5. 00% 6. 00% 7. 00% 8. 00% 9. 00% 10. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 2017Y 2018Y 2019Y 4Q20 1Q21 2Q21 3Q21 $1,439 $1,922 $2,047 $2,805 $3,048 $3,139 $3,799 0.55% 0.86% 1.14% 0.38% 0.33% 0.29% 0.25% 0. 00% 0. 50% 1. 00% 1. 50% 2. 00% 2. 50% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 2017Y 2018Y 2019Y 4Q20 1Q21 2Q21 3Q21 7 1) CAGR: Compound Annualized Growth Rate BALANCE SHEET: CONTINUED BALANCE SHEET EXPANSION TOTAL LOANS CAGR1 OF 20% SINCE 2017 TOTAL DEPOSITS LOANS TO DEPOSITS RATIO OF 70% $ in Millions AVERAGE LOAN YIELD AVERAGE TOTAL DEPOSIT COST

19% 19% 19% 20% 21% 23% 23% 24% 27% 28% 13% 12% 14% 7% 3% 14% 15% 14% 13% 14% 11% 12% 11% 12% 12% 18% 19% 17% 18% 18% 3% $2,404 $2,382 $2,487 $2,468 $2,653 3Q20 4Q20 1Q21 2Q21 3Q21 CRE, OO CRE, NOO SBA PPP LOANS C&I C&D CONSUMER RE LEASES & OTHER 14%, $68 12%, $83 21%, $65 9%, $26 8%, $34 1%, $1 12%, $276 CRE, OO CRE, NOO C&I C&D CONSUMER RE LEASES & OTHER TOTAL 8 1) Excludes SBA PPP Loans and includes acquisition of SCB less Richmond, VA loan sale LOAN PORTFOLIO: STRONG ORGANIC LOAN GROWTH $ in Millions LOAN COMPOSITION ORGANIC GROWTH DESPITE MARKET HEADWINDS QUARTERLY LOAN GROWTH 12% QOQNET NEW LOAN GROWTH1

25% 24% 26% 26% 26% 20% 23% 22% 22% 22% 33% 33% 35% 36% 37% 22% 20% 17% 16% 15% $2,652 $2,805 $3,048 $3,139 $3,799 3Q20 4Q20 1Q21 2Q21 3Q21 NONINTEREST DEMAND INTEREST-BEARING DEMAND MONEY MARKET AND SAVINGS TIME DEPOSITS 21%, $170 21%, $145 22%, $249 20%, $96 21%, $660 NONINTEREST DEMAND INTEREST-BEARING DEMAND MONEY MARKET AND SAVINGS TIME DEPOSITS TOTAL 9 DEPOSIT PORTFOLIO: CONTINUED CORE DEPOSIT GROWTH $ in Millions DEPOSIT COMPOSITION CORE DEPOSIT GROWTH OUTPACING TIME DEPOSIT CONTRACTION QUARTERLY DEPOSIT GROWTH 21% QOQNET NEW DEPOSIT GROWTH1 1) Includes acquisition of SCB impact

$542 $482 $557 $674 $1,091 $215 $216 $251 $251 $339 6.3% 6.5% 7.1% 6.9% 7.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $- $200 $400 $600 $800 $1,000 $1,200 3Q20 4Q20 1Q21 2Q21 3Q21 CASH AND CASH EQUIV.SECURITIES (AFS) SECURITIES (AFS) / TOTAL ASSETS 10 LIQUIDITY UTILIZATION: MARGIN MANAGEMENT WHILE DRIVING REVENUE $ in Millions CASH AND SECURITIES DEPLOYING EXCESS FUNDING MARGIN / OPERATING REVENUE 14% QOQOPERATING REVENUE GROWTH $ in Thousands 1) Based on the weighted average of the AFS securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0% Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 3Q20 4Q20 1Q21 2Q21 3Q21 Cash Yield 0.30% 0.35% 0.28% 0.23% 0.23% Sec. Yield (AFS)1 1.91% 2.02% 2.02% 2.16% 1.89% Loans (less Accr./PPP Fees) 4.25% 4.23% 4.00% 4.06% 4.21% Accretion 0.16% 0.13% 0.27% 0.12% 0.28% PPP Fees 0.30% 0.36% 0.40% 0.34% 0.46% Loan Yield (incl. Fees) 4.71% 4.72% 4.67% 4.52% 4.95% IE Asset Yield 3.88% 4.01% 3.88% 3.65% 3.67% NIM (FTE) 3.39% 3.57% 3.48% 3.29% 3.35% $26,043 $26,506 $26,260 $26,897 $30,382 $4,130 $4,511 $5,691 $5,143 $6,264 $30,173 $31,017 $31,951 $32,040 $36,646 3.39% 3.57% 3.48% 3.29% 3.35% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2.50% 3.00% 3.50% 4.00% 4.50% 3Q20 4Q20 1Q21 2Q21 3Q21 NET INTEREST INCOME OPERATING NONINTEREST INCOME (NON-GAAP) NET INTEREST MARGIN (FTE)

11 NONINTEREST REVENUE DETAILS: GROWING FEE INCOME OPERATING NONINTEREST INCOME1 CONTINUING TO STRENGTHEN $ in Thousands 1) Non-GAAP operating non-interest income shown Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix DIFFERENTIATED REVENUE STREAMS BUILDING AFAMILY OF DIVERSIFIED REVENUE GENERATORS $4,130 $4,511 $5,691 $5,143 $6,264 3Q20 4Q20 1Q21 2Q21 3Q21 SERVICE CHARGES ON DEPOSIT ACCOUNTS MORTGAGE BANKING INCOME INVESTMENT SERVICES INCOME INSURANCE COMMISSIONS INTERCHANGE FEES OTHER NONINTEREST INCOME

64% 63% 61% 65% 64% 62% 61% 60% 63% 62% 3Q20 4Q20 1Q21 2Q21 3Q21 EFFICIENCY RATIO OPERATING EFFICIENCY RATIO (NON-GAAP) $18,877 $19,251 $19,361 $20,425 $22,845 3Q20 4Q20 1Q21 2Q21 3Q21 SALARIES & BENEFITS OCCUPANCY & EQUIPMENT DATA PROCESSING & TECHNOLOGY PROFESSIONAL SERVICES AMORTIZATION OF INTANGIBLES OTHER NONINTEREST EXPENSE 12 1) Non-GAAP operating non-interest expense shown Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix OPERATING EXPENSE: INVESTING IN GROWTH EFFICIENCY RATIO EXECUTING ON MARKET EXPANSION OPPORTUNITIES OPERATING NONINTEREST EXPENSE1 ELEVATED EXPENSES RELATED TO ACQUISITION AND LIFT-OUTS $ in Thousands

OPERATING EXPENSE: *TECHNOLOGY INVESTMENT*

SmartFinancial

INVESTING IN OUR PLATFORM TO MAKE SMARTBANK AN EASIER ORGANIZATION WITH WHICH TO DO BUSINESS

- *Digital Transformation Plan, led by new Chief Information Officer* — Q3 2020
- Q1 2021 — *Work from home technology upgrade*
- *Enhanced work from home security upgrade* — Q1 2021
- Q2 2021 — *Cloud-based Contact Center*
- *Digital consumer deposit origination upgrade* — Q2 2021
- Q2 2021 — *Online mortgage origination enhancements*
- *Branch network modernization* — Q2 2021
- Q2 2021 — *Telecommunications management upgrade*
- *Enhanced cyber security technology* — Q2 2021
- Q3 2021 — *Redesigned smartbank.com*
- *Core OS platform upgrade* — Q4 2021
- Q1 2022 — *Treasury Management platform upgrade*
- *nCino commercial loan origination platform upgrade* — Q1 2022
- Q2 2022 — *Centralized bank application support team*
- *Teller modernization bank-wide* — Q2 2022
- Q2 2022 — *Digital marketing platform upgrade*
- *Data analytics platform implementation* — Q2 2022
- Q3 2022 — *Commercial online account origination*
- *ATM fleet replacement with ITM upgrade* — Q3 2022

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$6,180 $10,401 $10,180 $6,456 $6,059 0.18% 0.31% 0.29% 0.18% 0.14% -0. 10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 3Q20 4Q20 1Q21 2Q21 3Q21 NONPERFORMING LOANS OREO & OTHER REPOS NONPERFORMING ASSETS / TOTAL ASSETS $6,089 $9,606 $11,756 $6,699 $7,768 0.25% 0.40% 0.47% 0.27% 0.29% -0. 10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 3Q20 4Q20 1Q21 2Q21 3Q21 TOTAL DELINQUENT & NONACCRUAL LOANS & LEASES TOTAL DELINQUENT & NONACCRUAL LOANS & LEASES / TOTAL LOANS & LEASES 0.29% 0.44% 0.39% 0.29% 0.36% 0.01% 0.08% 0.01% 0.01% 0.03% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 3Q20 4Q20 1Q21 2Q21 3Q21 CLASSIFIED LOANS AND LEASES / TOTAL LOANS & LEASES NET CHARGEOFFS 275% 265% 275% 299% 295% 89% 89% 90% 94% 89% 0% 50% 100% 150% 200% 250% 300% 350% 3Q20 4Q20 1Q21 2Q21 3Q21 CRE LOANS / CAPITAL C&D LOANS / CAPITAL 14 CREDIT QUALITY DELINQUENT AND NONACCRUALS / TOTAL LOANS NONPERFORMING ASSETS COMMERCIAL REAL ESTATE CONCENTRATION ASSET QUALITY: STRONG UNDERWRITING PAYS DIVIDENDS $ in Thousands

15 PAYCHECK PROTECTION PROGRAM (“PPP”): WINDING DOWN Note: As of 9/30/21 Originated Acquired O/S Balance Forgiven # of Loans 2,957 25 40 2,942 % of Total 1% 99% Total Loan Balance 300,789 $ 2,208 $ 3,894 $ 299,103 $ % of Total 1% 99% Total Fees 10,068 $ - $ Originated Acquired O/S Balance Forgiven # of Loans 1,801 - 1,086 715 % of Total 60% 40% Total Loan Balance 138,398 $ - $ 83,215 $ 55,183 $ % of Total 60% 40% Total Fees 7,035 $ 3,783 $ 2020 PPP Vintage 2021 PPP Vintage PPP Remaining Balance, 60% PPP Forgiven, 40% PPP Remaining Balance, 1% PPP Forgiven, 99%

16 RESERVE RECONCILIATION: $ in Thousands $18,817 $18,346 $18,370 $18,310 $19,295 $15,141 $14,467 $12,951 $12,982 $13,001 1.00% 0.96% 0.91% 0.86% 0.76% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 3Q20 4Q20 1Q21 2Q21 3Q21 ALLOWANCE FOR LOAN LOSSES ACQUIRE LOAN FAIR VALUE DISCOUNTS ALLOWANCE -ORIGINATED / ORIG. L&L, LESS PPP 3Q20 4Q20 1Q21 2Q21 3Q21 Allowance / Total Loans & Leases ("L&L") 0.78% 0.77% 0.74% 0.74% 0.73% Allowance / Total L&L, less PPP 0.89% 0.88% 0.85% 0.80% 0.75% Allowance - Originated / Orig. L&L, less PPP 1.00% 0.96% 0.91% 0.86% 0.76% Allowance - Acquired / Acquired L&L 0.49% 0.49% 0.57% 0.47% 0.74% Acquired FV Discount / Acquired L&L 3.53% 3.76% 3.74% 3.61% 2.48% Total Reserves / Total L&L 1.41% 1.38% 1.26% 1.27% 1.22% Total Reserves / Total L&L, less PPP 1.61% 1.57% 1.46% 1.37% 1.26%

8.0% 8.4% 8.0% 7.9% 7.5% 3Q20 4Q20 1Q21 2Q21 3Q21 11.3% 11.6% 11.3% 10.6% 10.9% 3Q20 4Q20 1Q21 2Q21 3Q21 8.8% 8.7% 8.6% 8.1% 8.4% 3Q20 4Q20 1Q21 2Q21 3Q21 13.8% 14.1% 13.6% 12.8% 12.9% 3Q20 4Q20 1Q21 2Q21 3Q21 $13.90 $14.64 $16.82 $17.92 $18.39 $18.69 $19.03 $5.00 $7.00 $9.00 $11.00 $13.00 $15.00 $17.00 $19.00 $21.00 2017Y 2018Y 2019Y 2020Y 1Q21 2Q21 3Q21 TANGIBLE BOOK VALUE CAPITAL: WELL CAPITALIZED –BUILDING BOOK VALUE 17 1) Non-GAAP financial measure. For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix Note: Capital ratio data as of the most recent period ended 9/30/21 TCE / TA1 CET1 RATIO TOTAL CAPITAL RATIO LEVERAGE RATIO BASEL III REGULATORY CAPITAL MINIMUM TOBECONSIDERED “WELL CAPITALIZED” 9% CAGR ’17 –’21 BUILDING SHAREHOLDER VALUE TANGIBLE BOOK VALUE PER SHARE1 $0.06 QUARTERLY DIVIDEND $5.13 TBV PER SHARE1 CREATED ’17 –‘ 21 5% WELL CAPITALIZED 10% WELL CAPITALIZED 6.5% WELL CAPITALIZED 1

WHY SMARTBANK: INVESTMENT HIGHLIGHTS 18 FRANCHISE SCARCITY VALUE –BUILDING SOUTHEAST DENSITY ENGAGED MANAGEMENT TEAM STABLE MARKETS EXPERIENCING POPULATION EXPANSION LOW-COST DEPOSIT BASE GROWING BUSINESS LINES WITH REVENUE DIVERSIFICATION SOLID CREDIT QUALITY AND UNDERWRITING HISTORY OF DEFENDING BOOK VALUE AND DELIVERING SHAREHOLDER VALUE $

APPENDIX 19

20 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix INCOME STATEMENT: DETAILED THIRD QUARTER RESULTS 2Q21 3Q20 ($ in thousands, except per share data) 3Q21 2Q21 3Q20 % Chg. % Chg. Net Interest Income 30,382 $ 26,897 $ 26,043 $ 13% 17% Provision for Loan & Lease losses 1,149 (5) 2,634 Noninterest Income 6,309 5,143 4,121 23% 53% Noninterest Expense 23,309 20,797 19,167 12% 22% Income Tax Expense 2,633 2,470 1,968 Net Income (GAAP) 9,600 $ 8,778 $ 6,395 $ 9% 50% Non-GAAP Reconciliations Noninterest Income (45) - 9 Noninterest Expense 464 372 290 Income Tax Effect Of Adjustments (108) (96) (77) Operating Earnings (Non-GAAP) 9,911 $ 9,054 $ 6,617 $ 9% 50% Operating PTPP Earnings (Non-GAAP) 13,801 $ 11,615 $ 11,296 $ 19% 22% 2Q21 3Q20 Non-GAAP Performance Metrics 3Q21 2Q21 3Q20 % Chg. % Chg. Diluted Operating Earnings Per Share 0.63 $ 0.60 $ 0.44 $ 6% 42% Tangible Book Value Per Common Share 19.03 $ 18.69 $ 17.27 $ 2% 10% Operating Return on Average Assets 1.00% 1.01% 0.79% (1bps) 21bps Operating PTPP Return on Average Assets 1.39% 1.30% 1.35% 9bps 5bps Operating Return on Average Tang. Common Equity 13.3% 12.9% 10.1% 0% 3% Operating Efficiency Ratio 62.1% 63.5% 62.3% (1%) (0%) 3Q21 vs. 3Q21 vs.

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, except per share data

	3Q21	2Q21	1Q21	4Q20	3Q20
Operating Earnings					
Net Income (GAAP)	$ 9,600	$ 8,778	$ 9,756	$ 9,030	$ 6,395
Noninterest Income:					
Securities (Gains) Losses	(45)	-	-	-	9
ADECA Termination Proceeds[1]	-	-	-	(465)	-
Noninterest Expenses:					
Merger Related And Restructuring Expenses	464	372	103	702	290
Income Taxes:					
Income Tax Effect Of Adjustments	(108)	(96)	(27)	(62)	(77)
Operating Earnings (Non-GAAP)	$ 9,911	$ 9,054	$ 9,832	$ 9,205	$ 6,617
Operating Earnings Per Common Share:					
Basic	$ 0.64	$ 0.60	$ 0.65	$ 0.61	$ 0.44
Diluted	0.63	0.60	0.65	0.61	0.44
Operating Noninterest Income					
Noninterest Income (GAAP)	$ 6,309	$ 5,143	$ 5,691	$ 4,976	$ 4,121
Securities (Gain) Losses	(45)	-	-	-	9
ADECA Termination Proceeds	-	-	-	(465)	-
Operating Noninterest Income (Non-GAAP)	$ 6,264	$ 5,143	$ 5,691	$ 4,511	$ 4,130
Operating Noninterest Expense					
Noninterest Expense (GAAP)	$ 23,309	$ 20,797	$ 19,464	$ 19,953	$ 19,167
Merger Related And Restructuring Expenses	(464)	(372)	(103)	(702)	(290)
Operating Noninterest Expense (Non-GAAP)	$ 22,845	$ 20,425	$ 19,361	$ 19,251	$ 18,877
Operating Pre-Tax Pre-Provison ("PTPP") Earnings					
Net Interest Income (GAAP)	$ 30,382	$ 26,897	$ 26,260	$ 26,506	$ 26,043
Operating Noninterest Income (Non-GAAP)	6,264	5,143	5,691	4,511	4,130
Operating Noninterest Expense (Non-GAAP)	(22,845)	(20,425)	(19,361)	(19,251)	(18,877)
Operating PTPP Earnings (Non-GAAP)	$ 13,801	$ 11,615	$ 12,590	$ 11,766	$ 11,296
Non-GAAP Return Ratios					
Operating Return On Average Assets (Non-GAAP)[2]	1.00%	1.01%	1.19%	1.14%	0.79%
Operating PTPP Return On Average Assets (Non-GAAP)[3]	1.39%	1.30%	1.52%	1.45%	1.35%
Return On Average Tangible Common Equity (Non-GAAP)[4]	12.84%	12.54%	14.41%	13.43%	9.72%
Operating Return On Average Shareholders' Equity (Non-GAAP)[5]	10.01%	9.83%	11.05%	10.34%	7.57%
Operating Return On Average Tangible Common Equity (Non-GAAP)[6]	13.26%	12.93%	14.53%	13.69%	10.06%
Operating Efficiency Ratio					
Efficiency Ratio (GAAP)	63.53%	64.91%	60.92%	63.38%	63.54%
Adjustment For Taxable Equivalent Yields	(0.25%)	(0.30%)	(0.28%)	(0.30%)	(0.32%)
Adjustment For Securities Gains (Losses)	(0.08%)	-	-	-	0.02%
Adjustment For Merger Expenses	(1.11%)	(1.15%)	(0.32%)	(2.22%)	(0.99%)
Operating Efficiency Ratio (Non-GAAP)	62.09%	63.46%	60.32%	60.86%	62.25%

1. *Note: "ADECA" represents a loan program administered by the Alabama Department of Economic and Community Affairs*
2. *Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.*
3. *Operating PTPP return on average assets (Non-GAAP) is the annualized operating PTPP earnings (Non-GAAP) divided by average assets.*
4. *Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).*
5. *Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.*
6. *Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).*

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NON-GAAP RECONCILIATION 22 $ in Thousands, except per share data 1. Book value per share is computed by dividing total stockholders’ equity by common shares outstanding. Tangible book value per share is computed by dividing total stockholders’ equity, less goodwill and other intangible assets by common shares outstanding 3Q21 2Q21 1Q21 4Q20 3Q20 Tangible Common Equity: Shareholders' Equity (GAAP) 424,720 $ 373,393 $ 364,058 $ 357,168 $ 349,789 $ Less Goodwill And Other Intangible Assets 104,930 90,966 86,350 86,471 86,710 Tangible Common Equity (Non-GAAP) 319,790 $ 282,427 $ 277,708 $ 270,697 $ 263,079 $ Average Tangible Common Equity: Average Shareholders' Equity (GAAP) 392,798 $ 369,325 $ 360,919 $ 354,026 $ 347,907 $ Less Goodwill And Other Intangible Assets 96,250 88,551 86,424 86,561 86,206 Average Tangible Common Equity (Non-GAAP) 296,548 $ 280,774 $ 274,495 $ 267,465 $ 261,701 $ Tangible Book Value Per Common Share: Book Value Per Common Share (GAAP) 25.28 $ 24.71 $ 24.10 $ 23.64 $ 22.96 $ Adjustment Due To Goodwill And Other Intangible Assets (6.25) (6.02) (5.71) (5.72) (5.69) Tangible Book Value Per Common Share (Non-GAAP)(1) 19.03 $ 18.69 $ 18.39 $ 17.92 $ 17.27 $ Tangible Common Equity To Tangible Assets: Total Assets 4,384,031 $ 3,654,356 $ 3,557,203 $ 3,304,949 $ 3,387,588 $ Less Goodwill And Other Intangibles 104,930 90,966 86,350 86,471 86,710 Tangible Assets (Non-GAAP) 4,279,101 $ 3,563,390 $ 3,470,853 $ 3,218,478 $ 3,300,878 $ Tangible Common Equity To Tangible Assets (Non-GAAP): 7.47% 7.93% 8.00% 8.41% 7.97%

CONTACT 23 BILLY CARROLL PRESIDENT & CEO 865.868.0613 BILLY.CARROLL@SMARTBANK.COM MILLER WELBORN CHAIRMAN 423.385.3067 MILLER.WELBORN@SMARTBANK.COM 5401 KINGSTON PIKE, SUITE 600 KNOXVILLE, TN 37919 RON GORCZYNSKI CHIEF FINANCIAL OFFICER 865.437.5724 RON.GORCZYNSKI@SMARTBANK.COM

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